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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
          MULTI-STRATEGY MARKET NEUTRAL INVESTMENTS (the "Portfolio")

   The following information supplements the disclosure in the Prospectus of the Portfolio. Defined terms have the same meanings as set forth in the Prospectus.

SUPPLEMENT DATED DECEMBER 7, 2001 TO THE PROSPECTUS DATED JULY 31, 2001

   On September 5, 2001 the Trust's Board of Trustees approved the following:

  . The termination of SSgA Funds Management, Inc. and the hiring of SSI Investment Management Inc. ("SSI") as an additional investment adviser to the Portfolio. The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended SSI as an additional adviser because it determined that SSI offers an investment style complementary to that of the current advisers, Calamos Asset Management ("Calamos") and Pegasus Investments, Inc. ("Pegasus"). SSI utilizes a quantitative stock screening process to attempt to identify under and overpriced securities. It then carefully examines all potential candidates for both the long and short sides of the portfolio using in-depth fundamental analysis to assess each company's financial strength, profitability and competitive advantages. The hiring of SSI has resulted in the entering into of an investment advisory agreement dated December 3, 2001 between SBFM and SSI. Under the terms of the agreement, SSI will be receiving a fee of 1.00% that is computed daily and paid monthly based on the value of the average net assets of the Portfolio allocated to SSI. SSI, located in Beverly Hills, California, was founded in 1973 and manages approximately $600 million in assets. With the hiring of SSI, the assets of the Portfolio will be allocated as follows: Calamos 33.3%; Pegasus 33.3% and SSI 33.3%.

   Shareholders of the Portfolio will soon receive an information statement regarding this change.

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